SUB-ITEM 77D: Policies with respect to security investments

Incorporated by reference to Parts A and B of post-effective amendment no. 91 to Registrant's registration statement filed on Form Type 485BPOS on May 2, 2011
(Accession No: 0001193125-11-121151).


Exhibit 77D